GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class P and Class R6 Shares of the

Goldman Sachs Short Duration High Yield Fund

(the “Fund”)

Supplement dated April 18, 2024 to the

Prospectuses dated July 28, 2023, each as supplemented to date

Effective after the close of business on April 17, 2024 (the “Effective Date”), the Fund’s Prospectuses are revised as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Short Duration High Yield Fund—Summary—Portfolio Management” section of the Prospectuses:

Portfolio Managers: Ashish Shah, Managing Director, Global Co-head and Chief Investment Officer of Public Investing, has managed the Fund since 2019; Aakash Thombre, Managing Director and Global Co-Head of High Yield and Bank Loans, has managed the Fund since 2021; Peter Campo, Managing Director, Global Co-Head of High Yield and Bank Loans, has managed the Fund since February 2024; and Michael McGuiness, Managing Director, Head of High Yield and Bank Loans research and a portfolio manager within Global Fixed Income, has managed the Fund since 2019.

In addition, on the Effective Date, the Fund’s Prospectuses are hereby revised to the extent necessary to reflect the changes described above.

This Supplement should be retained with your Prospectuses for future reference.

FIALTNMECHGSTK 04-24